NEWS RELEASE

For more information, contact: Allen Muhich Chief Financial Officer 503-615-1616 allen.muhich@radisys.com

RADISYS CONFIRMS 2013 FOURTH QUARTER GUIDANCE

HILLSBORO, OR – January 13, 2014 - Radisys® Corporation (NASDAQ: RSYS), a market leader providing wireless infrastructure solutions for telecom, aerospace and defense applications announced that it expects fourth quarter revenue near the high end of the guidance range and a non-GAAP per share loss that approximates the low end of the guidance range set on November 5, 2013.
“We are pleased that fourth quarter revenue and profitability are anticipated to be in-line with the expectations we set back in November,” commented Brian Bronson, Radisys President and Chief Executive Officer. “Most importantly we delivered revenue near the top end of the range while at the same time making significant progress on our strategic transformation and cost structure reduction initiatives that will enable us to return to solid levels of non-GAAP profitability in 2014 while at the same time being able to aggressively invest in our core focus areas.

	November 5, 2013
	Guidance Range		Preliminary
	High	Low	Results
Revenue	$50.0	$44.0	High End
Non-GAAP EPS	($0.12)	($0.24)	Low End

Cash Consumption	($7)		($6)

All amounts in $m, except per share amounts.

The fourth quarter loss will be towards the lower end of the range due to costs associated with our transformation and a $2.0 million non-cash excess inventory charge resulting from a product end of life transition. Excluding these charges, our non-GAAP per share loss would also be towards the higher end of the range. I will be presenting at the Needham Conference in New York City on January 14, 2014 and this announcement allows us to preview our results and enable investor discussions on the current state of our business. We will set a specific earnings release and conference call date over the next month. I look forward to sharing at that time the full results for the quarter, our go forward guidance, and an overview of current business dynamics.”

Mr. Bronson’s presentation at the Needham Growth Conference will begin at 8:40 a.m. ET on Tuesday January 14, 2014. A live audio-only webcast of the presentation will be available at http://wsw.com/webcast/needham64/RSYS
Non-GAAP Financial Measure
This press release contains a non-GAAP financial measure – non-GAAP earnings per share – the calculation of which excludes certain expenses, gains and losses, such as the effects of (a) purchase accounting adjustments, (b) amortization of acquired intangible assets, (c) stock-based compensation expense, (d) restructuring and acquisition-related charges (reversals), net, (e) impairment of goodwill, (f) gain on the liquidation of a foreign subsidiary, and (g) non-cash income tax expense. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes it is providing investors with financial measures that most closely align to its internal measurement processes. These non-GAAP measures are considered to be reflective of the Company's core operating results as they more closely reflect the essential revenue-generating activities of the Company and direct operating expenses (resulting in cash expenditures) needed to perform these revenue-generating activities. The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides are necessary to allow the investment community to construct their valuation models to better align its results and projections with its competitors and market sector, as there is significant variability and unpredictability across companies with respect to certain expenses, gains and losses.

The non-GAAP financial information is presented using a consistent methodology from quarter-to-quarter and year-to-year. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP. In addition, non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.
Forward Looking Statements
This press release contains forward-looking statements related to the Company’s revenues, non-GAAP net income and cash consumption for the fourth quarter of 2013. These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. In addition, as noted above, the preliminary results provided in this press release are based on our current estimates for the fourth quarter of 2013 and remain subject to change based on our ongoing review of results, the subsequent occurrence or identification of events prior to closing of the review and review by our external auditors.

This press release contains forward-looking statements, including statements about the Company's expected results for the fourth quarter of 2013. These forward-looking statements are based on the Company's expectations and assumptions, as of the date such statements are made, regarding the Company's future operating performance and financial condition, the economy and other future events or circumstances. Actual results could differ materially from the outlook guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) the Company's dependence on certain customers and high degree of customer concentration, (b) the Company's use of one contract manufacturer for a significant portion of the production of its products, including the success of transitioning contract manufacturing partners, (c) the anticipated amount and timing of revenues from design wins due to the Company's customers' product development time, cancellations or delays, (d) matters affecting the embedded system industry, including changes in industry standards, changes in customer requirements and new product introductions, (e) actions by regulatory authorities or other third parties, (f) cash generation, (g) changes in tariff and trade policies and other risks associated with foreign operations, (h) fluctuations in currency exchange rates, (i) the ability of the Company to successfully complete any restructuring, acquisition or divestiture activities, (j) the Company's ability to successfully manage the transition from 10G to 40G ATCA product technologies, and (k) other factors listed in the Company's reports filed with the Securities and Exchange Commission (SEC), including those listed under “Risk Factors” in Radisys' Annual Report on Form 10-K for the year ended December 31, 2012, copies of which may be obtained by contacting the Company at 503-615-1100, from the Company's investor relations web site at http://investor.radisys.com/, or at the SEC's website at http://www.sec.gov. Although forward-looking statements help provide additional information about Radisys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. All information in this press release is as of January 13, 2014. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.
About Radisys
Radisys (NASDAQ: RSYS) is a market leader enabling wireless infrastructure solutions for telecom, aerospace, and defense applications. Radisys' market-leading ATCA, MRF (Media Resource Function), COM Express, and Network Appliance platforms coupled with Trillium Software and services enable customers to bring high-value products and services to market faster with lower investment and risk.

Radisys® and Trillium® are registered trademarks of Radisys.

RECONCILIATION OF FOURTH QUARTER 2013 GAAP TO NON-GAAP GUIDANCE
NET INCOME (LOSS) PER SHARE*
(In millions, except per share amounts, unaudited)

	Three Months Ended
	December 31, 2013
	Low End	High End
GAAP net loss	$(16.6)	$(11.9)
(b) Amortization of acquired intangible assets	3.4	3.4
(c) Stock-based compensation	1.1	1.1
(d) Restructuring and acquisition-related charges, net	4.0	3.0
(g) Income taxes	1.1	0.8
Total adjustments	9.6	8.3
Non-GAAP net loss	$(7.0)	$(3.6)

GAAP weighted average shares	29,105	29,105
Non-GAAP adjustments	—	—
Non-GAAP weighted average shares (diluted) (I)	29,105	29,105

GAAP net loss per share	$(0.57)	$(0.41)
Non-GAAP adjustments detailed above	0.33	0.29
Non-GAAP net loss per share (diluted) (I)	$(0.24)	$(0.12)

(I)
For the three months ended December 31, 2013 guidance for the diluted earnings per share calculation excludes the effects of the shares underlying our convertible senior notes as the inclusion would be anti-dilutive.

*
The above guidance was included in the Company’s third quarter 2013 press release dated November 5, 2013. Although actual Non-GAAP net income is not expected to vary from the previously provided range, actual GAAP net loss and the accompanying Non-GAAP adjustments are expected to vary from the above estimates based on final closing procedures performed by the Company, including finalizing the Company’s tax provision and assessment of the recoverability of deferred tax assets